@NFX – 3Q16 November 1, 2016

2016—Priorities and YTD Actions Priorities Actions 4 Maintain strong balance sheet HBP STACK leasehold Enhance returns, move STACK to full-field development Sell non-core assets 3 2 1 Reduced capex, high graded investments, reduced costs & expenses Active drilling substantially holds legacy acreage by production at YE16 Reduced cash costs across enterprise, initiated STACK infill pilots, acquired bolt-on opportunity Sold Eagle Ford and South Texas assets for ~$380MM 2

2016 YTD Capital investments Total Company ($ in millions) Capital Expenditures: Q1 Q2 Q3 Q4 YTD16 Exploration & development $221 $146 $135 -- $502 Leasehold $11 $14 $24 -- $49 Pipeline -- -- $1 -- $1 Total Capital Expenditures1 $232 $160 $160 -- $552 Acquisitions $1 $502 $1 -- $504 1 Excludes ~$89 million in capitalized interest and direct internal costs. 3

3Q16 Average production by area Production Anadarko Basin Williston Basin Uinta Basin China (Liftings) 1 Oil (bopd) 31,500 11,152 12,598 10,141 NGL (boepd) 25,489 3,685 500 -- Gas (boepd) 36,413 3,303 2,678 -- Total (boepd) 93,402 18,140 15,776 10,141 1 Includes lifted volumes in the quarter. Not reflective of daily rate. Anadarko Basin net production was up 38% Y-o-Y and represented 60% of total domestic 3Q16 net production Achieved record daily net production in the Anadarko Basin 4

Anadarko Basin highlights Grew 3Q16 average net production 38% Y-o-Y to record 93,402 boepd or 60% of total domestic production Strong results from both SXL and XL wells across legacy fairway Raptor-X pilot (4 wells) IP120 averaged 1,054 BOEPD (77% liquids) per well STACK infill pads underway at Chlouber and Dorothy Additional rigs to be added exiting 2016 and entering 2017 Continue to optimize completions 5

Recent strong STACK SXL performance Castonguay SXL well IP24: 1,843 boepd (89% liquids) Ruzek SXL well IP24: 1,442 boepd (76% liquids) Harrison SXL well IP24: 1,511 boepd (82% liquids) NFX net acreage Raptor-X SXL pad (4 wells) 1 IP24 rate: 1,501 boepd (82% liquids) IP30 rate: 1,203 boepd (80% liquids) IP60 rate: 1,147 boepd (80% liquids) IP90 rate: 1,098 boepd (78% liquids) IP120 rate: 1,054 boepd (77% liquids) Castonguay SXL well IP24 rate: 1,843 boepd (89% liquids) IP30 rate: 1,249 boepd (87% liquids) IP60 rate: 1,240 boepd (85% liquids) Harrison SXL well IP24 rate: 1,511 boepd (82% liquids) IP30 rate: 1,437 boepd (82% liquids) IP60 rate: 1,417 boepd (79% liquids) Ruzek SXL well (6,872’ lateral) IP24 rate: 1,442 boepd (76% liquids) IP30 rate: 1,164 boepd (75% liquids) 1 3-stream production is an estimate using 2-stream actuals with a 30% shrink and 120 barrels/mmcf yield for NGLs 6 Raptor-X SXL pad (4 wells) IP24: 1,501 boepd (82% liquids)

Recent strong STACK XL performance Dorothy XL well IP24: 1,322 boepd (90% liquids) Stroud XL well IP24: 1,374 boepd (66% liquids) Ruhl XL well IP24: 1,525 boepd (74% liquids) NFX net acreage Judy XL well IP24: 1,375 boepd (69% liquids) Dorothy XL well IP24 rate: 1,322 boepd (90% liquids) IP30 rate: 1,175 boepd (87% liquids) IP60 rate: 1,103 boepd (87% liquids) IP90 rate: 1,062 boepd (87% liquids) Judy XL well IP24 rate: 1,375 boepd (69% liquids) IP30 rate: 1,171 boepd (67% liquids) IP60 rate: 1,183 boepd (68% liquids) IP90 rate: 1,173 boepd (68% liquids) Stroud XL well IP24 rate: 1,374 boepd (66% liquids) IP30 rate: 1,198 boepd (66% liquids) IP60 rate: 1,147 boepd (66% liquids) IP90 rate: 1,124 boepd (66% liquids) Ruhl XL well IP24 rate: 1,525 boepd (74% liquids) IP30 rate: 1,161 boepd (75% liquids) IP60 rate: 949 boepd (73% liquids) 7

Operational Improvements Continue to Enhance Returns Newfield Drilling Evolution (10,000’ lateral length) 1 Industry Completions Evolution 2 31 day reduction to BIC ~100% increase in fluid & proppant 8 1 Wells drilled from mid-2015 forward are “drill out to TD” due to presetting surface casing 2 From available public data 39 31 25 21 17 8 0 5 10 15 20 25 30 35 40 2012 2013 2014 2015 YTD 2016 BIC Days to TD 0 500 1,000 1,500 2,000 2,500 2012 2013 2014 2015 2016 NFX Current Design Fluid (lbs/ft) Proppant (gal/ft)

Solid capital structure $1.8 bn unsecured credit facility maturing 2020 No fixed debt maturities until 2022 1 Net debt represents principal balance of debt less cash on balance sheet. Adjusted EBITDA calculated per credit agreement definition; Q3’2016 reflects 5th amendment executed 3/18/2016. See slide 19. Net debt / adj EBITDA1 Fixed debt maturity schedule $ millions 9 No maturities for 5+ years $750 $ 1,000 $700 2016 2018 2020 2022 2024 2026 1.9x 1.9x 1.9x YE 2014 YE 2015 Q3'2016

Appendix

2016e Production, cost and expense guidance Domestic China Total Production Oil (Mmbls) 20.8 – 21.0 5.1 25.9 – 26.1 NGLs (Mmbls) 10.6 – 10.7 -- 10.6 – 10.7 Natural Gas (Bcf) 134 – 135 -- 134 – 135 Total (Mmboe) 53.7 – 54.1 5.1 58.8 – 59.2 Expenses ($ mm)1 LOE2 $207 $53 $260 Transportation3 271 -- 271 Production & other taxes 45 1 46 General & administrative (G&A), net4 $176 $7 $183 Interest expense, gross 154 -- 154 Capitalized interest and direct internal costs ($120) -- ($120) Effective Tax rate5 0% (52%) (1%) 1 Cost and expenses are expected to be within 5% of the estimates above 2 Total LOE includes recurring, major expense and non E&P operating expenses 3 Estimated transportation / processing fees include ~$54MM Arkoma unused firm gas transportation and ~$16MM Uinta oil and gas delivery shortfall fees 4 2016e Net G&A excludes an estimated ~$33MM associated with announced restructuring 5 The effective tax rate reflects the impact of future valuation allowance changes related to deferred tax assets 11

4Q16e Production, cost and expense guidance Domestic China Total Production Oil (Mmbls) 4.7 – 4.9 0.9 5.6 – 5.9 NGLs (Mmbls) 2.4 – 2.5 -- 2.4 -2.5 Natural Gas (Bcf) 30 – 31 -- 30 – 31 Total (Mmboe) 12.2 – 12.6 0.9 13.1 – 13.5 Expenses ($ mm)1 LOE2 $45 $13 $58 Transportation3 71 -- 71 Production & other taxes 12 -- 12 General & administrative (G&A), net4 $41 $2 $43 Interest expense, gross 37 -- 37 Capitalized interest and direct internal costs ($31) -- ($31) Effective Tax rate5 5% 21% 8% 1 Cost and expenses are expected to be within 5% of the estimates above 2 Total LOE includes recurring, major expense and non E&P operating expenses 3 Estimated transportation / processing fees include ~$13MM Arkoma unused firm gas transportation and ~$9MM Uinta oil and gas delivery shortfall fees 4 4Q16e Net G&A excludes an estimated ~$5 MM associated with announced restructuring 5 The effective tax rate reflects the impact of future valuation allowance changes related to deferred tax assets 12

Domestic Guidance 2015 4QA 2015 FYA 1QA 2QA 3QA 4QE 2016E FY Gas (Bcf) 33 124 34 34 36 30 - 31 134 - 135 Crude (Mmbls) 5.6 21.3 5.3 5.2 5.4 4.7 - 4.9 20.8 - 21.0 NGL (Mmbls) 2.4 8.6 2.5 2.8 2.9 2.4 - 2.5 10.6 - 10.7 Total Production 13.5 50.6 13.5 13.7 14.3 12.2 - 12.6 53.7 - 54.1 LOE ($MM) $56 $240 $47 $46 $69 $45 $207 $3.85 /boe Transportation ($MM) $58 $212 $63 $65 $71 $71 $271 $5.03 /boe Prod Tax ($MM) $3 $45 $9 $11 $13 $12 $45 $0.84 /boe EF/STX 2015 4QA 2015 FYA 1QA 2QA 3QA 4QE 2016E FY Gas 4 17 4 4 3 - 11 Crude 0.4 2.3 0.4 0.3 0.4 - 1.0 NGL 0.3 1.1 0.2 0.2 0.2 - 0.6 Total Production 1.4 6.2 1.2 1.1 1.1 - 3.4 LOE $7 $36 $7 $6 $6 - $19 $5.63 /boe Transportation $5 $19 $4 $4 $3 - $10 $3.08 /boe Prod Tax $2 $7 $2 $2 $2 - $5 $1.55 /boe Pro Forma Domestic 2015 4QA 2015 FYA 1QA 2QA 3QA 4QE 2016E FY Gas 28 107 31 30 32 30 - 31 123 - 124 Crude 5.2 19.1 5.0 4.9 5.1 4.7 - 4.9 19.8 - 20.0 NGL 2.1 7.4 2.3 2.6 2.8 2.4 - 2.5 10.0 - 10.1 Total Production 12.0 44.3 12.3 12.6 13.2 12.2 - 12.6 50.3 - 50.7 LOE $49 $204 $41 $40 $63 $45 $188 $3.73 /boe Transportation $53 $192 $60 $62 $68 $71 $260 $5.16 /boe Prod Tax $1 $38 $8 $9 $11 $12 $40 $0.80 /boe 2016e Guidance pro forma for divestitures 13

Oil hedging details as of 10/25/16 Weighted-Average Price Period Volume (bbl/d) Swaps Swaps w/ Short Puts1 Purchased Calls2 Collars w/ Short Puts3 4Q 2016 37,000 23,000 39,000 16,000 $41.84 — — — — $74.35/89.90 — — — — $73.63 — — — — $75.00/90.00-$95.98 Denotes update 1 Below $74.35 per Bbl for 4Q16, these contracts effectively result in realized prices that are on average $15.55 per Bbl higher, respectively, than the cash price that otherwise would have been realized. 2 Above $73.63 per Bbl plus the call premium of $1.28 per Bbl for 4Q16, these contracts effectively lock in the spread between the average short put and swap or short put and long put (less the call premium). 3 Below $75.00 per Bbl in Q4 2016, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized. 14

Oil hedging details as of 10/25/16 Weighted-Average Price Period Volume (bbl/d) Swaps Swaps w/ Short Puts1 Purchased Calls2 Collars w/ Short Puts3 1Q 2017 17,000 15,000 28,000 13,000 $45.43 — — — — $73.73/89.23 — — — — $74.29 — — — — $75.00/90.00-$95.52 2Q 2017 17,000 10,000 20,000 10,000 $45.43 — — — — $73.10/88.09 — — — — $74.05 — — — — $75.00/90.00-$95.69 3Q 2017 17,000 13,000 13,000 — $45.43 — — — — $73.08/87.90 — — — — $73.08 — — — — — 4Q 2017 17,000 11,000 11,000 — $45.43 — — — — $73.09/88.01 — — — — $73.09 — — — — — 1 Below $73.73 per Bbl for 1Q 2017, $73.10 for 2Q17, $73.08 for 3Q17, and $73.09 for 4Q17, these contracts effectively result in realized prices that are on average $15.50, $14.99, $14.82 and $14.92 per Bbl higher, respectively, than the cash price that otherwise would have been realized. 2 Above $74.29 per Bbl plus the call premium of $1.11 per Bbl for 1Q 2017, above $74.05 plus the call premium of $1.47 for 2Q17, above $73.08 plus the call premium of $2.02 for 3Q17, and above $73.09 plus the call premium of $2.05 for 4Q 2017, these contracts effectively lock in the spread between the average short put and swap or short put and long put (less the call premium). 3 Below $75.00 per Bbl in 2017, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized. 15

Oil hedging details as of 10/25/16 Oil Prices Period $20 $30 $40 $50 $60 $70 $80 $90 4Q 2016 $125 $91 $57 $23 ($11) ($45) ($76) ($110) 1Q 2017 $75 $59 $44 $29 $13 ($2) ($17) ($32) 2Q 2017 $64 $48 $33 $18 $2 ($13) ($29) ($44) 3Q 2017 $55 $39 $24 $8 ($7) ($23) ($39) ($54) 4Q 2017 $53 $37 $22 $6 ($10) ($25) ($41) ($57) The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX oil prices. 16

Gas hedging details as of 10/25/16 Weighted-Average Price Period Volume (mmbtu/d) Swaps Collars 4Q 2016 200,000 30,000 $2.28 — — $4.00 - $4.54 1Q 2017 75,000 140,000 $2.73 — — $2.79 - $3.20 2Q 2017 75,000 140,000 $2.73 — — $2.79 - $3.20 3Q 2017 75,000 140,000 $2.73 — — $2.79 - $3.20 4Q 2017 75,000 140,000 $2.73 — — $2.79 - $3.20 1Q 2018 30,000 30,000 $3.01 — — $2.80 - $3.32 2Q 2018 30,000 30,000 $3.01 — — $2.80 - $3.32 3Q 2018 30,000 30,000 $3.01 — — $2.80 - $3.32 4Q 2018 30,000 30,000 $3.01 — — $2.80 - $3.32 17

Gas hedging details as of 10/25/16 Gas Prices Period $1.75 $2 $3 $4 $5 4Q 2016 $16 $11 ($11) ($32) ($51) 1Q 2017 $20 $15 ($2) ($19) ($38) 2Q 2017 $20 $15 ($2) ($19) ($38) 3Q 2017 $20 $15 ($2) ($19) ($39) 4Q 2017 $20 $15 ($2) ($19) ($39) 1Q 2018 $6 $5 $0 ($5) ($10) 2Q 2018 $6 $5 $0 ($5) ($10) 3Q 2018 $6 $5 $0 ($5) ($10) 4Q 2018 $6 $5 $0 ($5) ($10) The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX gas prices. 18

Non-GAAP reconciliation of Adjusted EBITDA Twelve Months Ended December 31, September 30, ($ in millions) 2014 2015 2016 Net Income $900 ($3,362) ($1,906) Adjustments to derive EBITDA: Interest expense, net of capitalized interest $147 $131 $108 Income tax provision (benefit) 526 (1,585) (55) Depreciation, depletion and amortization 903 917 653 EBITDA $2,476 ($3,899) ($1,200) Adjustments to EBITDA: Ceiling test and other impairment $ - $4,904 $1,730 Gain on sale of Malaysia business (373) - - Non-cash stock-based compensation 28 25 20 Unrealized (gain) loss on commodity derivatives (649) 246 408 Other permitted adjustments1 9 19 60 Adjusted EBITDA per credit agreement2 $1,491 $1,295 $1,018 19 1 Other permitted adjustments per amended credit agreement include but are not limited to inventory write-downs, office-lease abandonment, severance and relocation costs 2 Adjusted EBITDA calculated per credit agreement definition; September 30, 2016 reflects 5th amendment executed 3/18/2016

Forward looking statements and related matters This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “guidance,” “potential” or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, including but not limited to information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although, as of the date of this presentation, Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including but not limited to commodity prices, drilling results, our liquidity and the availability of capital resources, operating risks, industry conditions, China and U.S. governmental regulations, financial counterparty risks, the prices of goods and services, the availability of drilling rigs and other support services, our ability to monetize assets and repay or refinance our existing indebtedness, labor conditions, severe weather conditions, and other operating risks. Please see Newfield’s 2015 Annual Report on Form 10-K and subsequent public filings, all filed with the U.S. Securities and Exchange Commission (SEC), for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield’s SEC filings could also have material adverse effects on actual results. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation has been prepared by Newfield and includes market data and other statistical information from sources believed by Newfield to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on Newfield’s good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although Newfield believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. Actual quantities that may be ultimately recovered from Newfield’s interests may differ substantially from the estimates in this presentation. Factors affecting ultimate recovery include the scope of Newfield’s ongoing drilling program, which will be directly affected by commodity prices, the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, and actual drilling results, including geological and mechanical factors affecting recovery rates. Newfield may use terms in this presentation, such as “EURs”, “upside potential”, “net unrisked resource”, “gross EURs”, and similar terms that the SEC’s guidelines strictly prohibit in SEC filings. These terms include reserves with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such reserve numbers. Investors are urged to consider closely the oil and gas disclosures in Newfield’s 2015 Annual Report on Form 10-K and subsequent public filings, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations. In addition, this presentation contains non-GAAP financial measures, which include, but are not limited to, Adjusted EBITDA. Newfield defines EBITDA as net (loss) income before income tax (benefit) expense, interest expense and depreciation, depletion and amortization. Adjusted EBITDA, as presented herein, is EBITDA before ceiling test impairments, gains on asset sales, non-cash compensation expense and net unrealized (gains) / losses on commodity derivatives. Adjusted EBITDA is not a recognized term under GAAP and does not represent net income as defined under GAAP, and should not be considered an alternatives to net income as an indicator of operating performance or to cash flows as a measure of liquidity. Adjusted EBITDA is a supplemental financial measure used by Newfield’s management and by securities analysts, lenders, ratings agencies and others who follow the industry as an indicator of Newfield’s ability to internally fund exploration and development activities. 20